Exhibit 10.2

FIFTH AMENDMENT TO CREDIT AGREEMENT

This Fifth Amendment to Credit Agreement (the “Fifth Amendment”) is made as of the 9th day of January, 2020, but shall be effective on the Fifth Amendment Effective Date, as defined below, by and between XpresSpa Holdings, LLC, a Delaware limited liability company (the “Borrower”) and B3D, LLC, a North Carolina limited liability company (the “Lender”).

WHEREAS, the Borrower and Lender are parties to that certain Credit Agreement dated April 22, 2015, as amended by the First Amendment to Credit Agreement and Waiver dated August 8, 2016, as assigned (together with the Existing Note, the Security Agreement, and each Guarantee) with Borrower’s consent by Lender’s predecessor, Rockmore Investment Master Fund Ltd. (“Rockmore”) to Lender on February 7, 2017, as amended by the Second Amendment dated May 10, 2017, as amended by the Third Amendment dated as of May 11, 2018, as Amended by the Fourth Amendment dated July 8, 2019, and as further as amended, restated, amended and restated extended, renewed, replaced, supplemented or otherwise modified from time to time (as amended, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement the Lender agreed to provide credit facilities to Borrower, as defined therein; and

WHEREAS, Borrower’s obligations under the Credit Agreement are evidenced by the Second Amended and Restated Note dated July 8, 2019, in the principal amount of $7,000,000 executed by Borrower (the “Existing Note”) and are secured by a first priority lien on and security interest in substantially all of the assets of the Borrower;

WHEREAS, the Lender is willing to increase the principal of the Loan due and payable to Lender by the amount of one hundred fifty thousand ($150,000.00) dollars (the “Note Increase”), payable as provided herein below;

WHEREAS, the Borrower and the Lender have agreed that the payment of interest with respect to Credit Agreement and Convertible Promissory Note for the months of October, November and December of 2020 shall be made in 291,669 unregistered shares of Common Stock (as defined in the Credit Agreement) within five Trading Days of the date hereof (the “Stock Interest Payment”); and

WHEREAS, the Borrower and Lender accordingly wish to amend certain terms of the Credit Agreement in accordance with this Fifth Amendment.

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower agree as follows:

1.             Recitals. The Recitals to this Fifth Amendment are incorporated herein by reference and form a part hereof.

2.             Note Increase; Note. In consideration for Lender’s agreement to enter into this Fifth Amendment, Borrower agrees to pay Lender the Note Increase. The Note Increase shall be added to, and form a part of, the outstanding principal amount due for the Loan under the Credit Agreement and related instruments and shall be reflected in the Third Amended and Restated Note in the principal amount of $7,150,000, of even date herewith, executed by Borrower in the form annexed hereto as Exhibit A (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Replacement Note”).

3.             Consent to Interest Payment in Stock. In consideration for Lender’s agreement to enter into this Fifth Amendment, Borrower agrees to make the Stock Interest Payment. Each of the Borrower and the Lender acknowledge and agree that, notwithstanding anything to the contrary contained in the Loan Documents, the interest payment requirements with respect to Credit Agreement and Convertible Promissory Note for the months of October, November and December of 2020 shall be satisfied by the Stock Interest Payment.

4.             Amendments.

(a)          Commitment Amount. Section 1.01 Definitions is hereby amended by deleting the definition corresponding to the following definition and substituting in its place the following definition:

““Commitment Amount”: $7,150,000.00.”

(b)          Fifth Amendment. Section 1.01 Definitions is hereby amended by inserting the following definition thereto in proper alphabetical order as follows:

““Fifth Amendment”: that certain Fifth Amendment to Credit Agreement, dated as of January 9, 2020, and effective as of the Fifth Amendment Effective Date, by and between Borrower and Lender.”

(c)          Fifth Amendment Effective Date. Section 1.01 Definitions is hereby amended by inserting the following definition thereto in proper alphabetical order as follows:

““Fifth Amendment Effective Date”: the date on which Fifth the Amendment shall have become effective in accordance with its terms.”

(d)          Loan. Section 2.01 Loan is hereby deleted and replaced with the following:

“Subject to the terms and conditions of this Agreement, the Lender agrees to make a loan (the “Loan”) to the Borrower through an advance of $6,000,000 on the Effective Date of this Agreement, and $500,000, which, on August 8, 2016, was added to the Commitment Amount and the principal balance of the Note, an additional $500,000, which, on the July 8, 2019, was added to the Commitment Amount and the principal balance of the Note, and an additional $150,000, which on the Fifth Amendment Effective date was added to the Commitment Amount and the principal balance of the Note.”

(e)          Note. At all times from the Fifth Amendment Effective Date and thereafter, the definition of “Note” in Section 2.02 shall be deemed to mean the Replacement Note and all references in the Credit Agreement and any other Loan Document to the “Note” shall be deemed to be a reference to the Replacement Note.

5.             Amendment Effective Date. This Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) that Lender shall have received each of the following, in form and substance satisfactory to the Lender:

(a)         Copies of this Amendment executed by Borrower and the Lender; and

(b)         One (1) original Replacement Note executed by Borrower.

6.             Reaffirmation and Affirmation of Representations. The Borrower hereby agrees with, affirms, reaffirms and acknowledges the representations and warranties contained in the Loan Documents, including but not limited to the facts set forth in the Recitals hereto relating to Borrower’s consent to the assignment of the Credit Agreement, the Existing Note and all other Loan Documents (including guaranties and security documents) by Rockmore to Lender. The Borrower represents that the representations and warranties contained in the Loan Documents are true and in full force and effect and continue to be true and in full force and effect.

7.             Ratification of Unchanged Terms. The Borrower affirms, ratifies and reaffirms all terms, covenants, conditions and agreements contained in the Loan Documents, in each case as amended and modified by this Fifth Amendment. All terms and conditions of the Credit Agreement and Loan Documents not amended or modified by this Fifth Amendment, and any and all Exhibits annexed thereto and all other writings submitted by the Borrowers to the Lender pursuant thereto, and all Liens granted thereunder, shall remain unchanged and in full force and effect, in each case except as amended by this Fifth Amendment.

8.             No Waiver. This Fifth Amendment shall not constitute a waiver or modification of any of the Lender’s rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Loan Documents, except as specifically set forth hereinabove, and the Lender hereby reserves all of its rights and remedies pursuant to the Loan Documents and applicable law.

9.             Severability. Any provision of this Fifth Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confirmed to the provision so held to be invalid or unenforceable.

10.           Binding Effect; No Third Party Beneficiaries. This Fifth Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. This Fifth Amendment is solely for the benefit of each of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Fifth Amendment.

11.           Governing Law. This Fifth Amendment is governed by and is to be construed and enforced in accordance with the laws of the State of New York (without regard to the conflicts of law rules of New York). The parties to this Agreement hereby consent to the exclusive jurisdiction of the federal and state courts of the State of New York in the event of any dispute arising under or in connection with this Agreement.

12.           Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Fifth Amendment.

13.           Authorization. The Borrower represents and warrants to the Lender that this Fifth Amendment has been approved by proper corporate authorization and resolution of the Borrower.

14.           Counterparts. This Fifth Amendment may be executed in several counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute one agreement. Any signature delivered by a party by facsimile transmission or by email in “PDF” or similar format shall be deemed to be an original signature hereto.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Fifth Amendment to Credit Agreement as of the date first above written.

XPRESSPA HOLDINGS, LLC

By:	/s/ Douglas Satzman
Name: Douglas Satzman
Title: Chief Executive Officer

B3D, LLC

By:	/s/ Brian Daly
Name: Brian Daly
Title: Manager

[Signature Page to Fifth Amendment to Credit Agreement]

EXHIBIT A

REPLACEMENT NOTE

Attached.

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